Loss Per Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Loss Per Share
26.	LOSS PER SHARE

Basic and diluted loss per share for each of the years presented are calculated as follows:

	For the year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB	US$
Numerator:
Net loss	(47,003)	(328,477)	(401,275)	(61,946)
Net profit attributable to noncontrolling interest and redeemable noncontrolling interest	(1,223)	(20,003)	(26,824)	(4,141)

Net loss attributable to ordinary shareholders	(48,226)	(348,480)	(428,099)	(66,087)
Plus: (Increase) decrease in accretion of redeemable noncontrolling interests	—	(7,850)	7,850	1,212

Adjusted net loss attributable to ordinary shareholders	(48,226)	(356,330)	(420,249)	(64,875)

Denominator:
Weighted-average number of shares outstanding—basic	364,353,974	401,335,788	492,065,239	492,065,239
Weighted-average number of shares outstanding—diluted	364,353,974	401,335,788	492,065,239	492,065,239
Loss per share—Basic:
Net loss	(0.13)	(0.89)	(0.85)	(0.13)

	(0.13)	(0.89)	(0.85)	(0.13)

Loss per share—Diluted:
Net loss	(0.13)	(0.89)	(0.85)	(0.13)

	(0.13)	(0.89)	(0.85)	(0.13)

In 2013 and 2015, the Company issued 6,000,000 and 7,200,000 ordinary shares to its share depositary bank which will be used to settle stock option awards upon their exercise, respectively. No consideration was received by the Company for this issuance of ordinary shares. These ordinary shares are legally issued and outstanding but are treated as escrowed shares for accounting purposes and therefore, have been excluded from the computation of loss per share. Any ordinary shares not used in the settlement of stock option awards will be returned to the Company.

Contingently issuable shares related to the portion of contingent consideration for the acquisitions in the form of shares that are based on targets that have been fixed are included in the computation of basic loss per share as the Company does not expect any circumstances under which these shares would not be issued.